As filed with the Securities and Exchange Commission on 12/29/03

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2004

Date of reporting period: October 31, 2003

Item 1. Report to Stockholders.

NATIONAL ASSET
MANAGEMENT
CORE EQUITY FUND

Semi-Annual Report
For the six months ended
October 31, 2003

National Asset Management Core Equity Fund

November 26, 2003
Dear Fellow Shareholder:

We are pleased to provide you with this shareholder update on the National Asset Management Core Equity Fund. The Fund’s value increased by 15.00% over the six-month period ended October 31st. The S&P 500 Index, which is the Fund’s benchmark, gained 15.63% over the same period. These gains added to the Fund’s advance of the prior six months. Accordingly, the Fund’s twelve-month return showed a positive total return of 17.44%. The S&P 500 gained 20.81% over the same period. Since inception on June 2, 1999, the Fund has lost an annualized 3.22% and slightly out-performed the S&P 500 Index that lost 3.37% annualized.

The Fund’s recent advance was fueled by strong gains being made in almost all industrial groups and company sizes. The small capitalization stocks and low quality stocks made the largest gains, while the high quality and large capitalization stocks made relatively smaller ones. The Fund does have a higher quality emphasis as compared to its benchmark and this is the primary reason for the recent performance lag versus the benchmark.

We believe geopolitical issues are gradually being replaced by economic news as the primary mover of the stock market. Corporate profits made double digit advances in both the second and third calendar quarters when expressed as an annual rate. The fourth quarter earnings are expected to be even stronger. These earnings gains have helped to build investor confidence that the recent market advance will not evaporate into a new down leg of a bear market. The technology, finance, and energy sectors produced the strongest earnings gains. Other economically sensitive businesses also made good gains. The current estimate of earnings gains in 2004 is an average of 16% for the companies that constitute the S&P 500 index.

The Advisor’s Multiple Attribute philosophy continues to provide good diversification across three different types of stocks. The portfolio includes investments in stocks demonstrating earnings growth more rapid than that of the broad market’s, stocks that currently sell at a relatively low ratio of price to earning per share, and stocks that pay an above average dividend yield. We currently have a slight emphasis in growth stocks, which are benefiting from the improving economy. The Fund is still broadly diversified across the major economic sectors of the large capitalization equity market. Bottom-up security selection continues to dominate portfolio activity due to the lack of any overwhelming evidence emerging from the macro economic environment that would favor a more thematic approach. Several economically sensitive stocks were added during the period and the exposure to energy companies was reduced. The largest sector emphasis is in the diversified financial companies and bank stocks, which together comprise 27% of the portfolio. These stocks currently offer good value and are benefiting from the low interest rate environment and increased economic activity. Technology stocks constitute the next largest weight composing about 20% of the portfolio, a slight over weighting when compared to the S&P 500 Index. Our technology holdings are generally considered the market leaders in their respective industry segments and are now showing improving revenue and earning growth as business spending increases. This has been the best performing sector of the Fund so far this year.

The gains made in the equity market have been substantial since the bear market lows that were set in early October of 2002. Unfortunately, the three year long bear market in large capitalization stocks was such a deep correction that we are a long way from making up enough ground to think about setting new all time highs. However the market has digested many ugly events in the last three years such as terrorism on U.S. soil, war, fraud at the top of several large U.S. corporations and a severe profits recession. Now, the economy appears to be growing again and more corporations are announcing very positive earning news, improving revenue growth and new investments in capital equipment. Equity investors who stayed in the market through the decline are now being rewarded for their patience. The recent tax cuts and continuing low inflation and interest rates are a very positive environment conducive to both further economic growth and additional advances in the stock market.

This past summer the fund celebrated its third year of existence. Unfortunately most of that time was spent in a bear market. However, our goal for the Fund remains to earn an attractive long-term total investment return. We continue to pursue this goal by staying fully invested in the stock market and by using two classic investment approaches, value and growth investing, in the portfolio. This philosophy is implemented by diversifying the portfolio with investments in three different types of stocks: growth, yield, and low price to earnings ratio. Each performs differently during different economic conditions, but each attribute has performed quite well over the long term and when combined together we feel they have produced solid results.

We thank you for your support and the trust you have expressed in us by investing in the Fund. We look forward to a time of more normal market conditions and to reporting pleasing investment returns to you.

Sincerely,

INVESCO-National Asset Management Equity Team

Opinions expressed are those of the INVESCO-National Asset Management Equity Team and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.
Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Sector allocations are as of 10/31/03 and are subject to change at any time.
The S&P 500 is an unmanaged index commonly used to measure performance of U.S. stocks. One cannot invest directly in an index.
Mutual fund investing involves risk. Principal loss is possible.
The information contained in this report is authorized for us when preceded or accompanied by a prospectus.
The Fund is distributed by Quasar Distributors, LLC 12/03.

National Asset Management Core Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2003 (Unaudited)
Shares	COMMON STOCKS: 99.38%	Market Value

	Basic Industry: 6.96%
5,120	Air Products and Chemicals, Inc.	$232,499
2,894	Emerson Electric Co.	164,234
3,930	Phelps Dodge Corp.*	242,638
5,060	Praxair, Inc.	352,075
3,510	Weyerhaeuser Co.	211,407

		1,202,853

	Banks: 8.74%
4,860	Bank of America Corp.	368,048
12,816	Citigroup, Inc.	607,478
5,320	State Street Corp.	278,555
8,220	The Bank of New York Co., Inc.	256,382

		1,510,463

	Capital Goods: 12.19%
3,200	Deere & Co.	193,984
20,777	General Electric Co.	602,741
8,730	Honeywell International, Inc.	267,225
6,820	Ingersoll-Rand Co. – Class A#	411,928
16,130	Masco Corp.	443,575
2,220	United Technologies Corp.	188,012

		2,107,465

	Chemicals - Diversified: 3.21%
5,060	Eastman Chemical Co.	164,248
5,320	E.I. Du Pont de Nemours and Co.	214,928
3,050	PPG Industries, Inc.	175,832

		555,008

	Consumer Cyclical: 8.64%
3,040	Bed Bath & Beyond, Inc.*	128,410
3,510	Kohl’s Corp. *	196,806
8,370	Target Corp.	332,624
6,716	The Home Depot, Inc.	248,962
9,972	Wal-Mart Stores, Inc.	587,849

		1,494,651

National Asset Management Core Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2003 (Unaudited), Continued
Shares		Market Value

	Consumer Staples: 6.49%
8,060	PepsiCo, Inc.	$385,429
2,740	The Procter & Gamble Co.	269,315
11,630	Walgreen Co.	404,957
1,090	Wm. Wrigley Jr. Co.	61,476

		1,121,177

	Energy: 2.72%
12,822	Exxon Mobil Corp.	469,029

	Finance: 17.88%
6,047	American International Group, Inc.	367,839
8,011	Fannie Mae	574,309
4,130	Freddie Mac	231,817
11,420	MBNA Corp.	282,645
1,600	MGIC Investment Corp.	82,096
5,637	Morgan Stanley .	309,302
7,498	Radian Group, Inc.	396,644
4,130	The Allstate Corp.	163,135
4,190	The Goldman Sachs Group, Inc.	393,441
7,600	The PMI Group, Inc.	290,548

		3,091,776

	Healthcare: 10.62%
9,975	Johnson & Johnson	502,042
7,240	Medtronic, Inc.	329,927
4,023	Merck & Co, Inc.	178,018
16,860	Pfizer, Inc.	532,776
6,640	Wyeth	293,089

		1,835,852

	Multimedia: 0.78%
3,360	Viacom, Inc.	133,963

	Paper & Related Products: 1.64%
7,180	International Paper Co.	282,533

National Asset Management Core Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2003 (Unaudited), Continued
Shares		Market Value

	Technology: 19.51%
10,030	Altera Corp.*	$202,907
26,252	Cisco Systems, Inc.*	550,767
10,590	Dell Computer Corp.*	382,511
7,340	EMC Corp.*	101,586
16,748	Intel Corp.	553,521
11,010	Jabil Circuit, Inc.*	306,628
3,200	Maxim Integrated Products, Inc.	159,072
24,700	Microsoft Corp.	645,905
17,060	Oracle Corp.*	204,038
5,580	QUALCOMM, Inc.	265,050

		3,371,985

	Total Common Stocks
	(Cost $16,948,750)	17,176,755

Principal
Amount	SHORT-TERM INVESTMENTS: 0.63%	Value

$109,179	Federated Cash Trust Series II
	(Cost $109,179)	109,179

	Total Investment in Securities
	(Cost $17,057,929): 100.01%	17,285,934
	Liabilities in Excess of Cash
	and Other Assets: (0.01%)	(1,018)

	Net Assets: 100.00%	$17,284,916

*    Non-income producing security.
#    U.S. Security of foreign issuer.
See accompanying Notes to Financial Statements.

National Asset Management Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2003 (Unaudited)
ASSETS
Investments in securities, at value
(identified cost $17,057,929)	$17,285,934
Receivables
Securities Sold	16,372
Dividends	22,303
Prepaid expenses	2,532

Total assets	17,327,141

LIABILITIES
Payables
Fund Shares Redeemed	19,917
Due to Advisor	2,301
Due to Administrator	2,886
Accrued expenses	17,121

Total liabilities	42,225

NET ASSETS	$17,284,916

Net asset value, offering and redemption price per share
[$17,284,916/2,029,999 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$8.51

COMPONENTS OF NET ASSETS
Paid-in capital	$24,084,854
Undistributed net investment income	132,940
Accumulated net realized loss on investments	(7,160,883)
Net unrealized appreciation on investments	228,005

Net assets	$17,284,916

See accompanying Notes to Financial Statements.

National Asset Management Core Equity Fund

STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 2003 (Unaudited)

INVESTMENT INCOME
Income
Dividend income	$133,799

Expenses
Advisory fees (Note 3)	42,277
Administration fee (Note 3)	16,913
Fund accounting fees	11,594
Professional fees	9,709
Custodian fees	7,905
Transfer agent fees	7,562
Reports to shareholders	3,781
Trustees’ fees	3,277
Registration fees	3,040
Miscellaneous	1,765
Insurance fees	704

Total expenses	108,527
Less, advisory fee waiver (Note 3)	(28,201)

Net expenses	80,326

Net investment income	53,473

REALIZED AND UNREALIZED
(LOSS)/GAIN ON INVESTMENTS
Net realized loss from security transactions	(724,689)
Net change in unrealized appreciation on investments	3,012,558

Net realized and unrealized gain on investments	2,287,869

Net Increase in Net Assets
Resulting from Operations.	$2,341,342

See accompanying Notes to Financial Statements.

National Asset Management Core Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2003	Year Ended
	(Unaudited)	April 30, 2003

INCREASE/(DECREASE) IN
NET ASSETS FROM
OPERATIONS:
Net investment income	$53,473	$79,473
Net realized loss on
security transactions	(724,689)	(5,368,001)
Net change in unrealized
appreciation on investments	3,012,558	773,520

Net increase/(decrease) in net assets
resulting from operations	2,341,342	(4,515,008)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net investment income	—	(34,779)
Net realized gain on security transactions	—	—

	—	(34,779)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net decrease in net assets derived from
net change in outstanding shares (a)	(1,398,662)	(2,901,801)

Total increase/(decrease)
in net assets	942,680	(7,451,588)
NET ASSETS
Beginning of period	16,342,236	23,793,824

End of period	$17,284,916	16,342,236

Undistributed net investment income	$132,940	79,467

(a)  A summary of shares transactions is as follows:

	Six Months Ended
	October 31, 2003		Year Ended
	(Unaudited)		April 30, 2003

	Shares	Value	Shares	Value

Shares sold	60,808	$485,000	256,382	$1,977,605
Shares issued in reinvestment of
distributions	—	—	4,018	28,450
Shares redeemed	(239,447)	(1,883,662)	(674,920)	(4,907,856)

Net decrease	(178,639)	$(1,398,662)	(414,520)	$(2,901,801)

See accompanying Notes to Financial Statements.

National Asset Management Core Equity Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Six Months					June 2,
	Ended		Year	Year	Year	1999*
	October 31,		Ended	Ended	Ended	through
	2003		April 30,	April 30,	April 30,	April 30,
	(Unaudited)		2003	2002	2001	2000
Net asset value,
beginning of period	$7.40		$9.07	$10.39	$11.42	$10.00

Income from
investment operations:
Net investment
income	0.03		0.03	0.01	0.01	0.01
Net realized
and unrealized
gain/(loss) on
investments	1.08		(1.69)	(1.28)	(0.92)	1.42

Total from
investment operations	1.11		(1.66)	(1.27)	(0.91)	1.43

Less distributions:
From net
investment income	—		(0.01)	(0.01)	(0.01)	(0.01)
From net
realized gains	—		—	(0.04)	(0.11)	—

	—		(0.01)	(0.05)	(0.12)	(0.01)

Net asset value,
end of period	$8.51		$7.40	$9.07	$10.39	$11.42

Total return	15.00	%++	(18.26%)	(12.28%)	(8.13%)	14.26	%++
Ratios/supplemental data:
Net assets, end
of period (000)	$17,285		$16,342	$23,794	$24,451	$10,606
Ratio of expenses
to average net assets:
Before expense
reimbursement	1.28	%+	1.24%	1.13%	1.27%	5.47	%+
After expense
reimbursement	0.95	%+	0.95%	0.95%	0.95%	0.95	%+
Ratio of net investment
income to average net assets:
After expense
reimbursement	0.63	%+	0.41%	0.14%	0.12%	0.14	%+
Portfolio turnover rate	16.56	%++	30.37%	29.99%	21.88%	20.80	%++

*	Commencement of operations.
+	Annualized.
++	Not Annualized.

See accompanying Notes to Financial Statements.

National Asset Management Core Equity Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2003 (Unaudited)

NOTE 1 – ORGANIZATION

The National Asset Management Core Equity Fund (the “Fund”) is a series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Fund is a diversified fund, which began operations on June 2, 1999. The investment objective of the Fund is to earn a high total return consisting of capital appreciation and current income by investing in common stocks of large and middle capitalization U.S. companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

  Security Valuation: The Fund’s investments are carried at fair value.Securities traded on a national exchange or NASDAQ are valued at the last reported sale price at the close of regular trading on the last business day of the period. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.
U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60-day period that amortized cost does not represent fair value.

B.    Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable

National Asset Management Core Equity Fund

NOTES TO FINANCIAL HIGHLIGHTS at October 31, 2003 (Unaudited), Continued

income to its shareholders. Therefore, no federal income tax provision is required.

C.     Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.

To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.   Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended October 31, 2003, INVESCO - National Asset Management Corporation (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. For the six months ended, October 31, 2003, the Fund incurred $42,277 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.95% of average net assets (the “expense cap”). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year

National Asset Management Core Equity Fund

NOTES TO FINANCIAL HIGHLIGHTS at October 31, 2003 (Unaudited), Continued

(taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended October 31, 2003, the Advisor reduced its fees and absorbed Fund expenses in the amount of $28,201; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $285,714 at October 31, 2003. Cumulative expenses subject to recapture expire as follows:

Year	Amount

2005	$157,391
2006	$100,122
2007	$ 28,201

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate

Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

For the six months ended October 31, 2003, the Fund incurred $16,913 in administration fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator.

National Asset Management Core Equity Fund

NOTES TO FINANCIAL HIGHLIGHTS at October 31, 2003 (Unaudited), Continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended, October 31, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,723,875 and $3,870,061, respectively.

NOTE 5 – INCOME TAXES

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Cost of investments.	$17,192,071

Gross tax unrealized appreciation.	$1,635,130
Gross tax unrealized depreciation.	(1,541,267)

Net tax unrealized appreciation.	$93,863

As of April 30, 2003, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards and undistributed ordinary income as follows:

Capital loss carryforwards:

Expiring in 2010.	$(312,802)
Expiring in 2011.	(2,881,258)

$(3,194,060)

Undistributed ordinary income.	$79,467

For the Fund’s annual report dated April 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of ($3,217,903). For tax purposes, such losses will be reflected in the year ending April 30, 2004.

The tax composition of dividends during the six months ended October 31, 2003, and the year ended April 30, 2003 was as follows:

	October 31, 2003	April 30, 2003

Ordinary income	$—	$34,779
Long term capital gains	—	—

(This Page Intentionally Left Blank.)

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-800-576-8229.

Past performance results shown in this report should not be considered a representation of future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a)    The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)    There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)    Any code of ethics or amendment thereto . Not applicable for semi-annual reports.

(b)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)  /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date     12/24/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) Advisors Series Trust

By (Signature and Title)  /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date     12/24/03

By (Signature and Title)  /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date      12/24/03